EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stanadyne Holdings, Inc. (“Holdings”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, M. David Jones, President of Holdings, and Stephen S. Langin, Chief Financial Officer of Holdings, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Holdings.

/s/ M. David Jones	/s/ Stephen S. Langin
M. David Jones	Stephen S. Langin
President	Chief Financial Officer
March 31, 2006	March 31, 2006